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                                 GALAXY FUND II
                          ("GALAXY II" OR THE "TRUST")

                            LARGE COMPANY INDEX FUND
                            SMALL COMPANY INDEX FUND
                               UTILITY INDEX FUND
                            U.S. TREASURY INDEX FUND
                                 (THE "FUNDS")

                        SUPPLEMENT DATED MAY 9, 1997 TO
                        PROSPECTUS DATED AUGUST 1, 1996


         At a Special Meeting of Shareholders of Galaxy II's Small Company Index Fund and Utility Index Fund held on May 9, 1997, the shareholders of each of these Funds approved a change in the respective Funds' benchmark indexes.
As a result, the Funds' Prospectus is amended and supplemented as follows:

         1. THE FOLLOWING REPLACES THE THIRD AND FOURTH FULL PARAGRAPHS ON PAGE 3 OF THE PROSPECTUS:

         The SMALL COMPANY INDEX FUND - U.S. publicly traded common stock with smaller stock market capitalizations, as represented by the Standard & Poor's 600 Small Company Index (the "S&P 600 Small Company Index").

         The UTILITY INDEX FUND - U.S. publicly traded common stocks of companies in the utility industry, as represented by the Standard & Poor's Utility Index (the "S&P Utility Index").

         2. THE FOLLOWING REPLACES THE SECOND AND THIRD FULL PARAGRAPHS UNDER THE HEADING "INVESTMENT OBJECTIVES AND POLICIES" ON PAGE 11 OF THE
PROSPECTUS:

         The Small Company Index Fund seeks to provide investment results that, before deduction of operating expenses, match the price and yield performance of U.S. publicly traded common stocks with smaller stock market capitalizations, as represented by the S&P 600 Small Company Index.

         The Utility Index Fund seeks to provide investment results that, before the deduction of operating expenses, match the price and yield performance of U.S. publicly traded common stocks of companies engaged in the utility industry, as represented by the S&P Utility Index.

         3. THE FOLLOWING REPLACES THE FOURTH SENTENCE IN THE SECOND FULL PARAGRAPH UNDER THE HEADING "INVESTMENT OBJECTIVES AND POLICIES -- THE INDEXING APPROACH" ON PAGES 11-12 OF THE PROSPECTUS:





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         Each Fund's ability to correlate its performance with its respective index, however, may be affected by, among other things, changes in securities markets, the manner in which Standard & Poor's Ratings Group ("S&P") or Salomon Brothers Inc. ("Salomon") calculate their respective indexes, and the timing of purchases and redemptions.

         4. THE FOLLOWING REPLACES THE THIRD FULL PARAGRAPH UNDER THE HEADING "INVESTMENT OBJECTIVES AND POLICIES -- THE INDEXING APPROACH" ON PAGES 11-12 OF THE PROSPECTUS:

         The inclusion of a security in any of the Funds' indexes in no way implies an opinion by S&P or Salomon as to its attractiveness as an investment. S&P and Salomon are not sponsors of, or in any way affiliated with, the Funds.

         5. THE FOLLOWING REPLACES THE THREE PARAGRAPHS UNDER THE HEADING "INVESTMENT OBJECTIVES AND POLICIES -- THE SMALL COMPANY INDEX FUND" ON PAGES 12-13 OF THE PROSPECTUS:

         The S&P 600 Small Company Index is comprised of approximately 600 U.S. common stocks with small market capitalizations. Like the S&P 500, the weighting of stocks in the S&P 600 Small Company Index is based on each stock's relative total market capitalization. As of December 31, 1996, stocks in the S&P 600 Small Company Index account for about 4% of the total market value of all publicly traded U.S. common stocks. The average capitalization of stocks included in the S&P 600 Small Company Index as of December 31, 1996 is approximately $483 million, although the capitalization of some companies included in the S&P 600 Small Company Index is significantly higher.

         The Small Company Index Fund may not hold all of the issues in the S&P 600 Small Company Index because of the costs involved and the illiquidity of many of the securities. Instead, the Fund will use a statistical technique known as "portfolio optimization." Through portfolio optimization, each stock is considered for inclusion in the Fund based on its contribution to the market capitalization, industry representation and fundamental exposures of the Fund and their similarity to these financial characteristics in the S&P 600 Small Company Index. These fundamental exposures include dividend yield, price-earnings multiples and average growth rates.

         The portfolio optimization program is expected to provide an effective method of substantially duplicating the dividend income and capital gains produced by the S&P 600 Small Company Index. Since the Fund may not hold every stock in the S&P 600 Small Company Index, it is not expected to track the S&P 600 Small Company Index with the same degree of accuracy that the Large Company Index Fund should track the S&P 500, although the Fund will seek a correlation of at least 0.95, before deduction of





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operating expenses.  The Fund will not purchase stocks not represented in the
S&P 600 Small Company Index.

         6. THE FOLLOWING REPLACES THE TWO PARAGRAPHS UNDER THE HEADING "INVESTMENT OBJECTIVES AND POLICIES -- THE UTILITY INDEX FUND" ON PAGE 13 OF THE PROSPECTUS:

         The S&P Utility Index is an index of U.S. common stocks designed to measure the performance of the utility sector of the S&P 500. The S&P Utility Index is comprised of approximately 40 stocks. The weighting of stocks in the S&P Utility Index is based on each stock's relative market capitalization. As of December 31, 1996, the S&P Utility Index included 40 companies, reflecting the various segments of the utility industry in the following percentages (on a market capitalization basis):

                                                                                                               % OF
SECTOR                                                                                                         INDEX
------                                                                                                         -----
Telephone/Telecommunications  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                0%
Electric  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .            75.33%
Gas and Water . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .            24.67%
Communications/Long Distance/Cable  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                0%

Like the S&P 500 and S&P 600 Small Company Index, the weighting of stocks in the S&P Utility Index is based on each stock's relative market capitalization. Normally, the Utility Index Fund will hold every stock in the S&P Utility Index and will hold each stock in approximately the same percentage as that stock represents in the S&P Utility Index.

         7. THE FOLLOWING REPLACES THE LAST SENTENCE IN THE FIRST FULL PARAGRAPH UNDER THE HEADING "PERFORMANCE AND YIELD INFORMATION" ON PAGES 23-24 OF THE PROSPECTUS:

         For example, the performance of the Funds may be compared to data prepared by Lipper Analytical Services, Inc., a widely recognized independent service which monitors the performance of mutual funds, the S&P 500, the Consumer Price Index, the Dow Jones Industrial Average, a recognized unmanaged index of common stocks of 30 industrial companies listed on the NYSE, the S&P 600 Small Company Index, the S&P Utility Index or the U.S. Treasury Index.

         8. THE FOLLOWING REPLACES THE LAST THREE PARAGRAPHS UNDER THE HEADING "LICENSE AGREEMENTS" ON PAGE 26 OF THE PROSPECTUS:

         The Large Company Index Fund, the Small Company Index Fund and the Utility Index Fund are not sponsored, endorsed, sold or promoted by Standard & Poor's Ratings Group ("S&P"), a division of McGraw Hill, Inc. S&P makes no representation or warranty,





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express or implied, to the shareholders of the Large Company Index Fund, the
Small Company Index Fund or the Utility Index Fund or any member of the public regarding the advisability of investing in securities generally or in the Large Company Index Fund, the Small Company Index Fund or the Utility Index Fund particularly or the ability of the S&P 500, the S&P 600 Small Company Index or the S&P Utility Index to track general stock market performance. S&P has no obligation to take the needs of the Trust or the shareholders of the Large Company Index Fund, the Small Company Index Fund or the Utility Index Fund into consideration in determining, composing or calculating the S&P 500, the S&P 600 Small Company Index and the S&P Utility Index. S&P is not responsible for and has not participated in the determination of the prices and amount of the shares of the Large Company Index Fund, the Small Company Index Fund or the Utility Index Fund or the timing of the issuance or sale of the shares of the Large Company Index Fund, the Small Company Index Fund or the Utility Index Fund or in the determination or calculation of the equation by which the shares of the Large Company Index Fund, the Small Company Index Fund or the Utility Index Fund are to be converted into cash. S&P has no obligation or liability in connection with the administration, marketing or trading of the Large Company Index Fund, the Small Company Index Fund or the Utility Index Fund.

         S&P DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE S&P 500, THE S&P 600 SMALL COMPANY INDEX OR THE S&P UTILITY INDEX OR ANY DATA INCLUDED THEREIN AND S&P SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN. S&P MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE TRUST, SHAREHOLDERS OF THE LARGE COMPANY INDEX FUND, THE SMALL COMPANY INDEX FUND OR THE UTILITY INDEX FUND OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE S&P 500, THE S&P 600 SMALL COMPANY INDEX OR THE S&P UTILITY INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL S&P HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

         The Salomon Brothers Broad Investment-Grade Bond Index is a registered trademark of Salomon Brothers Inc.





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